UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                             __________________________

                                     FORM 8-K
                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         November 15, 2005

                      CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                      ON BEHALF OF
                         CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
       7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.15% Class B Credit Card Participation Certificates, Series 1999-2 6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5


                       (collectively, the "Certificates")


               (Exact name of registrant as specified in charter)

                          UNITED STATES OF AMERICA
                (State or other jurisdiction of incorporation)
                                46-0358360
                (I.R.S. Employer Identification No.)


           33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664,
                             33-99328 and 333-38803
                              (Commission File No.)


                            701 EAST 60TH ST., NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                        1


ITEM 8.01. OTHER EVENTS.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending October 26, 2005 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), National Association, as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.









                                        2



Item 9.01      Financial Statements and Exhibits

       (c)     Exhibits

               Exhibits       Description
               --------       -----------

                99.1 Monthly Report for the Due Period ending October 26, 2005 and the related Distribution Dates for the Certificates.







     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  as Servicer
                      Citibank Credit Card Master Trust I



                            By: /s/ Doug Morrison
                  --------------------------------------------
                             Doug Morrison
                            Vice President


Dated:  November 15, 2005

                                         3

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 2005
==============================================================================

This Report relates to the Due Period ending Oct 26, 2005 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........             8.88%

       Yield Component  ...................................            17.05%

       Credit Loss Component  .............................             8.17%

2. New Purchase Rate  .....................................            18.69%

3. Total Payment Rate  ....................................            20.77%

4. Principal Payment  Rate  ................................           19.88%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  77,705,892,556

     Average  ............................................  $  76,390,836,869

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  75,892,248,423

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  71,437,667,556
         5-34 days delinquent  ...........................  $   2,714,784,103
        35-64 days delinquent  ...........................  $     817,278,140
        65-94 days delinquent  ...........................  $     548,656,536
       95-124 days delinquent  ...........................  $     434,370,045
      125-154 days delinquent  ...........................  $     332,834,794
      155-184 days delinquent  ...........................  $     299,555,518

      Current  ...........................................             93.28%
         5-34 days delinquent  ...........................              3.54%
        35-64 days delinquent  ...........................              1.07%
        65-94 days delinquent  ...........................              0.72%
       95-124 days delinquent  ...........................              0.57%
      125-154 days delinquent  ...........................              0.43%
      155-184 days delinquent  ...........................              0.39%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 2005
==============================================================================

                                                            Current Due        Current Due
                                                            Period on an       Period on a
                                                            Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                                         8.88%              8.86%
  2. Weighted Average Note Rate                              3.97%              3.98%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                                 0.36%              0.37%
         Others                                              0.01%              0.01%
  4. Surplus Finance Charge Collections                      4.54%              4.50%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account             4.41%              4.37%
  6. Required Surplus Finance Charge Amount                  0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount                 4.54%              4.50%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                         $13,066,081,996         $13,064,942,413
         Principal Collections                          $12,235,688,088         $12,235,688,088
         Finance Charge Collections                     $   830,393,908         $   829,254,325
  2. Investor Default Amount                            $   399,326,794         $   399,326,794
  3. Investor Monthly Interest                          $   224,987,253         $   225,516,893
  4. Investor Monthly Fees
         Fixed Servicing Fees                           $    18,698,438         $    18,979,535
         Others                                         $       327,318         $       327,318
  5. Surplus Finance Charge Collections                 $   187,054,105         $   185,103,785
  6. Required Surplus Finance Charge Collections        $             0         $             0
  7. Aggregate Surplus Finance Charge Amount            $   187,054,105         $   185,103,785
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue
     from September 28, 2005   to October 26, 2005    , 29 days, or
     October 7 , 2005     to November 6 , 2005   , 31 days (standard basis).
                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 2005
==============================================================================

D. Information Regarding Regarding Notes of Citiseries
   ----------------------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount   ............   $54,565,249,918
       For all Classes except Class 2001-A3 (Dakota) ............   $39,565,249,918
       For Class 2001-A3 (Dakota) ...............................   $15,000,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............   $ 2,640,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............   $ 4,350,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....   $   196,658,942
  2b.  Targeted Deposit to Class B Interest Funding Account .....   $     9,453,286
  2c.  Targeted Deposit to Class C Interest Funding Account .....   $    18,875,025
  3a.  Balance in the Class A Interest Funding Account  .........   $   398,272,750
  3b   Balance in the Class B Interest Funding Account  .........   $    13,886,355
  3c   Balance in the Class C Interest Funding Account  .........   $    47,120,945
  4a.  Targeted Deposit to Class A Principal Funding Account ....   $             0
  4b.  Targeted Deposit to Class B Principal Funding Account ....   $             0
  4c.  Targeted Deposit to Class C Principal Funding Account ....   $             0
  5a.  Balance in the Class A Principal Funding Account  ........   $             0
  5b.  Balance in the Class B Principal Funding Account  ........   $             0
  5c.  Balance in the Class C Principal Funding Account  ........   $             0
  6.   Targeted  Deposit to Class C Reserve Account .............   $             0
  7.   Balance in the Class C Reserve Account  ..................   $             0

   Data Applicable to all Classes Except 2001-A3 (Dakota)
   -------------------------------------------------------
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............   $ 2,367,153,294
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............   $ 3,156,203,073
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............   $ 3,519,999,912
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................        133.33333%

   Data Applicable only to Class 2001-A3 (Dakota) (1)
   -------------------------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes  .........   $ 1,042,780,500
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes  .........   $             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          0.00000%


-----------------------------------------------------------------------------
(1) All conditions precedent were satisfied for the issuance of new tranches of Dakota CP Notes during Due Period ending October 26, 2005, including the condition that the weighted average remaining life to Expected Principal Payment Date of all Dakota CP Notes be 60 days or less. Page 6 CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
CITIBANK  CREDIT CARD ISSUANCE  TRUST / CITIBANK  CREDIT CARD MASTER TRUST I For
the        Due        Period        Ending        October        26,        2005
==============================================================================

   Data Applicable to all Classes
   -------------------------------
   10a. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation
        of Investor Charge-Offs  ................................   $            0
   10b. Reduction in the Class B Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A Notes  ...........   $            0
   10c. Reduction in the Class C Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A or Class B Notes .   $            0
   11a. Reimbursement of Class A Nominal Liquidation Amount  ....   $            0
   11b. Reimbursement of Class B Nominal Liquidation Amount  ....   $            0
   11c. Reimbursement of Class C Nominal Liquidation Amount  ....   $            0

E. Information Regarding Distributions to Noteholders of Citiseries
   -----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................   $  220,825,951
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................   $    1,844,097
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................   $   26,386,369
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes      ........   $            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes      ........   $            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes      ........   $            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes       ........   $  220,825,951
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes       ........   $    1,844,097
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes       ........   $   26,386,369
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0

                                      Page 7
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 2005
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to
      Interest Funding Sub-Accounts

** On October 17, 2005 Citibank Credit Card Issuance Trust issued
$200,000,000 aggregate principal amount of Floating Rate Class 2005-C4 Notes
(the "Notes") to Citibank (South Dakota) and Citibank (Nevada). On October
26, 2005 Citibank (South Dakota) and Citibank (Nevada) caused the Trustee to cancel the Notes in accordance with the Indenture.


  Class/          Outstanding    Monthly     Targeted    Actual     Cumulative  Interest     Interest
  Tranche         Dollar         Accretion   Interest    Interest   Shortfall   Funding      Payment
                  Principal                  Monthly     Monthly    In Interest Sub-Account  On Payment
                  Amount                     Deposit     Deposit    Funding     Balance      Date
                                                                  Sub-Account
--------------- --------------- ----------- ----------- ----------- ----------- ----------- ------------
Class 2000-A3     1,000,000,000           0   3,394,531   3,394,531           0           0  19,038,462
Class 2001-A1     1,500,000,000           0   5,059,303   5,059,303           0           0  14,851,503
Class 2001-A2     2,250,000,000           0   7,492,080   7,492,080           0           0  21,992,880
Class 2001-A3    15,000,000,000           0  65,552,466  65,552,466           0           0  65,552,466
Class 2001-A4     1,108,750,000           0   4,015,800   4,015,800           0   4,015,800           0
Class 2001-A6     1,250,000,000           0   4,173,583   4,173,583           0  19,958,172           0
Class 2001-A7       420,000,000           0   1,327,958   1,327,958           0           0   4,212,833
Class 2001-B1       350,000,000           0   1,311,042   1,311,042           0   1,311,042           0
Class 2001-B2       390,000,000           0   1,398,719   1,398,719           0   2,750,814           0
Class 2001-C1       500,000,000           0   2,106,528   2,106,528           0   2,106,528           0
Class 2001-C2       250,000,000           0     955,678     955,678           0           0     955,678
Class 2001-C3       500,000,000           0   2,770,833   2,770,833           0           0  16,625,000
Class 2001-C4       100,000,000           0     412,472     412,472           0           0     412,472
Class 2002-A1     1,000,000,000           0   3,443,411   3,443,411           0   9,664,853           0
Class 2002-A10    1,000,000,000           0   3,633,889   3,633,889           0           0   3,633,889
Class 2002-A4       750,000,000           0   2,673,750   2,673,750           0           0   2,673,750
Class 2002-A8     1,000,000,000           0   3,513,333   3,513,333           0           0   3,513,333
Class 2002-A9     1,000,000,000           0   3,149,722   3,149,722           0   6,625,278           0
Class 2002-B1       400,000,000           0   1,477,884   1,477,884           0   2,860,420           0
Class 2002-C1       400,000,000           0   1,631,592   1,631,592           0           0   4,789,512
Class 2002-C2       350,000,000           0   2,027,083   2,027,083           0   6,081,250           0
Class 2002-C3       275,000,000           0   1,109,854   1,109,854           0   2,334,521           0
Class 2003-A1     1,250,000,000           0   4,279,514   4,279,514           0   4,279,514           0
Class 2003-A10      500,000,000           0   1,727,979   1,727,979           0   7,989,024           0
Class 2003-A11      750,000,000           0   2,537,500   2,537,500           0   2,537,500           0
Class 2003-A2     1,500,000,000           0   4,867,771   4,867,771           0  19,110,268           0
Class 2003-A3       750,000,000           0   2,536,875   2,536,875           0   4,861,183           0
Class 2003-A4     1,250,000,000           0   4,400,000   4,400,000           0   8,525,000           0
Class 2003-A5     1,000,000,000           0   2,083,333   2,083,333           0   2,083,333           0
Class 2003-A6     1,250,000,000           0   3,884,842   3,884,842           0           0  22,865,728
Class 2003-A7       650,000,000           0   2,329,844   2,329,844           0   6,551,123           0
Class 2003-A8       750,000,000           0   2,445,063   2,445,063           0   7,364,644           0
Class 2003-A9     2,500,000,000           0   8,666,667   8,666,667           0           0  24,645,833
Class 2003-B1       500,000,000           0   1,755,052   1,755,052           0   3,453,490           0
Class 2003-C1       325,000,000           0   1,455,278   1,455,278           0   1,455,278           0
Class 2003-C2       150,000,000           0     652,000     652,000           0   1,263,250           0
Class 2003-C3       150,000,000           0     556,250     556,250           0     556,250           0
Class 2003-C4       300,000,000           0   1,250,000   1,250,000           0   6,250,000           0
Class 2004-A1     2,750,000,000           0   5,843,750   5,843,750           0  23,375,000           0
Class 2004-A2     1,480,000,000           0   5,215,467   5,215,467           0           0  15,157,452
Class 2004-A3     1,000,000,000           0   3,790,000   3,790,000           0   3,790,000           0
Class 2004-A4     1,750,000,000           0   6,292,673   6,292,673           0  17,386,528           0
Class 2004-A5       473,410,131           0   1,822,933   1,822,933           0   1,822,933           0
Class 2004-A6       394,508,442           0   1,536,252   1,536,252           0   1,536,252           0
Class 2004-A7     1,200,000,000           0   4,181,333   4,181,333           0           0  12,152,000
Class 2004-A8       750,000,000           0   2,555,188   2,555,188           0   9,639,966           0
Class 2004-B1       250,000,000           0     937,778     937,778           0           0     937,778
Class 2004-B2       250,000,000           0     906,319     906,319           0           0     906,319
Class 2004-C1       225,000,000           0     837,375     837,375           0           0     837,375
Class 2005-A1       338,581,344           0   1,086,502   1,086,502           0           0   3,331,939
Class 2005-A2       875,000,000           0   2,956,406   2,956,406           0   2,956,406           0
Class 2005-A3     1,375,000,000           0   5,012,639   5,012,639           0           0   5,012,639
Class 2005-A4       300,000,000           0   1,088,000   1,088,000           0   3,913,913           0
Class 2005-A5       200,000,000           0     729,422     729,422           0   2,625,120           0
Class 2005-A6     1,500,000,000           0   5,167,920   5,167,920           0   6,834,990           0
Class 2005-A7       750,000,000           0   2,191,242   2,191,242           0           0   2,191,242
Class 2005-B1       500,000,000           0   1,666,493   1,666,493           0   1,666,493           0
Class 2005-C1        75,000,000           0     343,750     343,750           0     687,500           0
Class 2005-C2       175,000,000           0     700,194     700,194           0           0     700,194
Class 2005-C3       375,000,000           0   1,323,125   1,323,125           0           0   1,323,125
Class 2005-C5       200,000,000           0     743,011     743,011           0           0     743,011


2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Principal       Principal
                  Principal       Principal       Shortfall in    Funding         Payment On
                  Monthly         Monthly         Principal       Sub-Account     Payment Date
                  Deposit         Deposit         Funding         Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.

  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 2005
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts
   -------------------------------------------------------------

  Class/Tranche   Targeted        Actual          Cumulative      Withdrawals     Class C
                  Deposit to      Deposit to      Shortfall in    from Class C    Reserve
                  Class C         Class C         Class C         Reserve         Sub-Account
                  Reserve         Reserve         Reserve         Sub-Account     Balance
                  Sub-Account     Sub-Account     Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.


4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of
   Class B and Class C Subordinated Amounts

 Class/Tranche   Maximum         Maximum     Class A      Class A       Cumulative      Cumulative
                 Enhancement     Enhancement Usage of     Usage of      Class A         Class A
                 Amount          Amount      Class B      Class C       Usage of        Usage of
                 Available       Available   Subordinated Subordinated  Class B         Class C
                 from Class      from Class  Amount for   Amount for    Subordinated    Subordinated
                 B Notes         C Notes     this Due     this Due      Amount          Amount
                                             Period       Period
--------------- ------------- ------------- ------------- ------------- ------------- --------------
Class 2000-A3      59,829,100    79,772,100
Class 2001-A1      89,743,650   119,658,150
Class 2001-A2     134,615,475   179,487,225
Class 2001-A3               0 1,042,780,500
Class 2001-A4      66,335,515    88,447,316
Class 2001-A6      74,786,375    99,715,125
Class 2001-A7      25,128,222    33,504,282
Class 2002-A1      59,829,100    79,772,100
Class 2002-A10     59,829,100    79,772,100
Class 2002-A4      44,871,825    59,829,075
Class 2002-A8      59,829,100    79,772,100
Class 2002-A9      59,829,100    79,772,100
Class 2003-A1      74,786,375    99,715,125
Class 2003-A10     29,914,550    39,886,050
Class 2003-A11     44,871,825    59,829,075
Class 2003-A2      89,743,650   119,658,150
Class 2003-A3      44,871,825    59,829,075
Class 2003-A4      74,786,375    99,715,125
Class 2003-A5      59,829,100    79,772,100
Class 2003-A6      74,786,375    99,715,125
Class 2003-A7      38,888,915    51,851,865
Class 2003-A8      44,871,825    59,829,075
Class 2003-A9     149,572,750   199,430,250
Class 2004-A1     164,530,025   219,373,275
Class 2004-A2      88,547,068   118,062,708
Class 2004-A3      59,829,100    79,772,100
Class 2004-A4     104,700,925   139,601,175
Class 2004-A5      28,323,702    37,764,920
Class 2004-A6      23,603,085    31,470,767
Class 2004-A7      71,794,920    95,726,520
Class 2004-A8      44,871,825    59,829,075
Class 2005-A1      20,257,017    27,009,345
Class 2005-A2      52,350,463    69,800,588
Class 2005-A3      82,265,013   109,686,638
Class 2005-A4      17,948,730    23,931,630
Class 2005-A5      11,965,820    15,954,420
Class 2005-A6      89,743,650   119,658,150
Class 2005-A7      44,871,825    59,829,075

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 2005
==============================================================================

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of
   Class C Subordinated Amounts

  Class/Tranche   Maximum Enhancement      Class B Usage of         Cumulative Class B
                  Amount Available from    Class C Subordinated     Usage of Class C
                  Class C Notes            Amount for this Due      Subordinated Amount
                                           Period
--------------- ------------------------ ------------------------ ------------------------
Class 2001-B1               466,666,655
Class 2001-B2               519,999,987
Class 2002-B1               533,333,320
Class 2003-B1               666,666,650
Class 2004-B1               333,333,325
Class 2004-B2               333,333,325
Class 2005-B1               666,666,650


6. Reductions of and Reimbursements to Nominal Liquidation Amount

  Class/Tranche   Reduction       Reduction        Cumulative       Cumulative       Reimbursements
                  Resulting from  Resulting from   Reduction        Reduction        of prior
                  an Allocation   from a           Resulting from   Resulting from   reductions of
                  of Investor     Reallocation     an Allocation    an Reallocation  Nominal
                  Charge-offs     of Principal     of Investor      of Principal     Liquidation
                  for this Due    Collections      Charge-offs      Collections to   Amount for
                  Period          to pay           (net of          pay interest on  this Due
                                  interest on      Reimbursements)  senior classes   Period
                                  senior                            of Notes (net of
                                  classes of                        Reimbursements)
                                  Notes for
                                  this Due
                                  Period
--------------- ---------------- ---------------- ---------------- ---------------- ----------------
Nothing to report for this period.

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __________ day of November, 2005.




                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                   and
                                As Servicer of Citibank Credit Card
                                   Master Trust I





                                By:    /s/   Andrew Lubliner
                                    ____________________________________
                                     Name:   Andrew Lubliner
                                     Title:  Authorized Representative